ARKO: The Evolution of a Brand Michael Bloom, Executive Vice President Store Prototype Chief Merchandising and Marketing Officer of the Future Exhibit 99.4

ARKO: The Evolution of a Brand We’ve grown through acquisitions

ARKO: The Evolution of a Brand Investing to remodel 360 stores over 3-5 years

ARKO: The Evolution of a Brand Strategy 1 Improve the overall customer experience

ARKO: The Evolution of a Brand Strategy 2 Surprise and delight

ARKO: The Evolution of a Brand Strategy 3 them together under one umbrella Revitalize the regional brands and bring

ARKO: The Evolution of a Brand

ARKO: The Evolution of a Brand Experts in: Store level execution Brand from the inside out Understand Acquisitions Support copy here Support copy here

ARKO: The Evolution of a Brand Let’s take a sneak peek

Roller Grills, Bean to Cup, Fountain ARKO: The Evolution of a Brand Delivering on customer expectations

ARKO: The Evolution of a Brand Delivering on customer expectations Freezers, Grab & Go, Beer Vault

ARKO: The Evolution of a Brand Island Vending Pilot program

ARKO: The Evolution of a Brand Our Plan Execute based on highest ROI and market penetration

ARKO: The Evolution of a Brand Thank you!

ARKO
A Family of Community Brands



Store Prototype of the Future

Michael Bloom, Executive Vice President
Chief Merchandising and Marketing Officer


WAKE UP!


fas mart
FASTER
SMARTER
UP!


DRINK UP!
SODA
TEA
FROZEN
79¢

We’ve grown through acquisitions


EZ MART


Fas mart Cafe


Scotchman

Investing to remodel
360 stores over 3-5 years


WAKE UP!
HELVETICA NEUE
CONDENSED BOLD
HELVETICA LT STD CONDENSED
EAT UP!
FASTER. SMARTER.


Fas
REWARDS
EARN UP!
S UP
OND?
Marlboro
Copenhagen
SNUFF
Black & Mild
JUUL
EAT UP!
SNACKS

Strategy 1

Improve the overall customer experience


WHAT'S UP RICHMOND?
Fas REWARDS
Marlboro
Copenhagen

Strategy 2

Surprise and delight

ARKO: The Evolution of a Brand


DRINK UP!
Fas mart
FASTER SMARTER
EAT UP!
ICE
Valero
Valero
TRASH

Strategy 3

Revitalize the regional brands and bring them together under one umbrella

ARKO: The Evolution of a Brand

GPM Investments, LLC
Fas mart
E-Z Mart
Roadrunner Markets
Li'l cricket
BreadBox
townstar
Scotchman
Jiffi Stop

Circle K
GPM Investments, LLC
Fas mart
Huck's Market Est 1974
CEFCO
Walgreens
Sheetz
refuel
EG Group
GSP™
Thorntons
Giant Eagle
Kroger
Kwik Trip
MAPCO
Casey's General Store
kwikchek
Farmer Brothers
Kum & Go
7-Eleven
QuickChek
Speedy Stop
Canadian Tire
crocs
GUESS
Jacksons
stripes
Sunoco
United Pacific
Atmosphere Camping • Hiking • Outdoors
Pilot Flying J
Cumberland Farms
Ahold Delhaize
Haymaker Acquisition Corp. II

ARKO
A Family of Community Brands

GPM
INVESTMENTS, LLC

Fas mart

Roadrunner Markets

Li'l cricket

BreadBox

townstar

SCOTCHMAN

Jiffi STOP

ARKO: The Evolution of a Brand


7-ELEVEn


MAPCO
MAPCO


CIRCLE K
CIRCLE K


HUCK'S
FAST • FRIEN
FRESH


ON THE FLY


KWIK TRIP


BOTTOMS UP!
BEER
WAKE UP!
HYDRATE!
ENERGIZE!
DRINK UP!
EAT UP!
FUEL UP!
fas mart
FASTER SMARTER

Let’s take a sneak peek

Delivering on customer expectations


ROLLER GRILL
SODA
TEA

Roller Grills, Bean to Cup, Fountain

Delivering on customer expectations


REFRESH!
FROZEN
SODA
SUNGLASSES & CHARGERS
SOLAR RAY


FRESH TO GO
DELI


BOTTOMS UP!
BEER
BEER
CIDER
WINE

Freezers, Grab & Go, Beer Vault

Pilot program


Fas mart
Fas mart

Island Vending

Our Plan

Execute based on highest ROI and market penetration

ARKO
A Family of Community Brands



Thank you!